UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2013

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00926 (Commission File Number)	80-0741103 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On June 13, 2013, FS Investment Corporation II’s (“FSIC II”) wholly-owned, special-purpose financing subsidiary, Del River LLC (“Del River”), and Citibank, N.A. (“Citibank”) entered into a Termination Acknowledgment (TRS) (the “Termination Acknowledgment”), pursuant to which Del River and Citibank agreed to immediately terminate: (i) the ISDA 2002 Master Agreement, the Schedule thereto and the Credit Support Annex to such Schedule, each dated as of July 2, 2012, by and between Del River and Citibank; (ii) the Amended and Restated Confirmation Letter Agreement, dated as of March 1, 2013, by and between Del River and Citibank (such documents set forth in (i) and (ii) are collectively referred to herein as the “TRS Agreement”); and (iii) all transactions under the TRS Agreement.

The total return swap (“TRS”) under the TRS Agreement was for a portfolio of senior secured floating rate loans and other debt securities with a maximum notional amount of $425,000,000. Del River received from Citibank all interest and fees payable in respect of the assets underlying the TRS. Del River paid to Citibank interest at a rate equal to the one-month London Interbank Offered Rate, plus 1.25% per annum on the full notional amount of the assets subject to the TRS. In addition, upon the termination or repayment of any asset subject to the TRS, Del River either received from Citibank the appreciation in the value of such asset, or paid to Citibank any depreciation in the value of such asset.

Del River was permitted to terminate the TRS upon prior written notice to Citibank and no termination fee was payable in connection with the termination of the TRS.

The foregoing description of the Termination Acknowledgment as set forth in this Item 1.02 is a summary only and is qualified in all respects by the provisions of the Termination Acknowledgment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein. A more detailed description of the TRS Agreement can be found in FSIC II’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2013, and its other periodic reports filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	Termination Acknowledgment (TRS), dated as of June 13, 2013, by and between Del River LLC and Citibank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

June 17, 2013

FS Investment Corporation II

By:	/s/ Michael C. Forman
Name:	Michael C. Forman
Title	President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Termination Acknowledgment (TRS), dated as of June 13, 2013, by and between Del River LLC and Citibank, N.A.